SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-KERR GROUP INC

          THE GABELLI PERFORMANCE PARTNERSHIP
                                 8/26/97           60,000-            5.4000
          GABELLI INTERNATIONAL LTD
                                 8/26/97           65,000-            5.4000
          GABELLI INTERNATIONAL LTD
                                 8/26/97           20,000-            5.4000
          GABELLI FUNDS, INC.
               GABELLI FUNDS INC.-PRINCIPAL A/C
                                 8/26/97            7,000-            5.4000
               THE GABELLI SMALL CAP GROWTH FUND
                                 8/26/97          131,000-            5.4000
               THE GABELLI ABC FUND
                                 8/26/97           10,000-            5.4000
                                 8/18/97            2,000-            4.9498
                                 7/18/97              200             5.4250
                                 7/17/97            1,800             5.4250
          GAMCO INVESTORS, INC.
                                 8/26/97          109,500-            5.4000
                                 7/30/97              200             5.3750
                                 7/29/97            1,300             5.3750
                                 7/25/97            1,500             5.3750
                                 7/24/97              400             5.3750
                                 7/23/97            1,100             5.3750
          GAMCO INVESTORS, INC.
                                 8/26/97          248,100-            5.4000
                                 8/21/97            1,500-            5.3750
                                 8/18/97              500-            5.0000
          GABELLI ASSOCIATES LTD
                                 8/18/97            4,200-            5.1875
                                 8/15/97           24,600-            5.1336
                                 8/12/97           11,000-            5.1591
                                 7/31/97            1,900             5.3750
                                 7/28/97            7,800             5.3750
                                 7/28/97            3,900-            5.3750


          (1) THE TRANSACTIONS ON 8/26/97 WERE IN CONNECTION WITH THE TENDER OFFER DESCRIBED IN ITEM 5(A) OF THIS AMENDMENT TO SCHEDULE 13D. ALL OTHER TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.

                                       30